UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) August 2, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On August 2, 2005, General Motors Corporation (GM) issued a news release announcing July 2005 sales. The release is as follows:

GM Reports 530,027 Deliveries in July, Up 20 Percent
Truck Deliveries Up 34.5 Percent, Record July and Second-Best-Ever Sales Month All-Time Sales Record for Sport Utility Vehicles
Full-Size Pickup Sales Surge 54.5 Percent Setting a New July Record
Sales Up at Every Division

DETROIT - General Motors dealers in the U.S. sold 530,027 new cars and trucks in July, up 20 percent compared to year-ago sales and GM's best July sales since 1979. Truck deliveries (360,655) increased 34.5 percent, establishing a new record for July and posting the second-best-ever sales month, outpaced only by June 2005 industry-record truck deliveries. Deliveries of sport utility vehicles established an all-time industry sales record, with a 22 percent increase over year-ago levels.

Car sales (169,372) declined 3 percent, due to significantly reduced fleet sales. Retail car sales were up over 9 percent, led by strong retail sales of new vehicles, including Cadillac STS, Chevrolet Cobalt, Pontiac G6 and Buick LaCrosse. Every GM division posted sales increases for the month.

"Over one million Americans drove off in a new GM car or truck in the past two months," said Mark LaNeve, GM vice president, North America Vehicle Sales, Service and Marketing. "It's proof that an excellent vehicle, offered at an easily understood, fair price is compelling to consumers. Sales results for June and July demonstrate that once they experience our products, more and more Americans come to appreciate the high quality, tremendous value and benefits of owning a GM car or truck."

GM continued its truck sales leadership, led by an all-time sales record for utilities and the continuing surge of full-size pickup sales. Deliveries of Chevrolet full-size pickups (Silverado and Avalanche) increased 52 percent. Chevrolet Silverado (up 55 percent) and GMC Sierra (up 64 percent) each achieved second-best-ever sales months, surpassed only by June 2005 sales. Record sport utility sales were led by a 16 percent increase in large utility deliveries and small utility sales (Chevrolet Equinox and Saturn Vue), which improved 105 percent.

Retail car sales continue to gain momentum, paced by ongoing strong sales performance of several new vehicles. Total sales of GM's entry level cars were up 19 percent, with Chevrolet Cobalt achieving its best-ever sales. Luxury car sales rose 6 percent compared to year-ago levels, with sales increases by Cadillac CTS (up 25 percent) and XLR (up 37 percent), Chevrolet SSR (up 43 percent), Saab 9-2X and 9-3 (54 percent). Cadillac STS had its best sales since launch, beating the previous high mark set last month.

Cadillac sales were up 10 percent. A significant reduction in fleet sales was offset by strong retail sales, which were up 30 percent. Total car deliveries were up 11 percent, paced by record STS and CTS deliveries. CTS has set sales records in five of the last seven months. Escalade ESV and EXT both posted sales improvements in July. ESV was up 35 percent and EXT sales increased 16 percent.

Chevrolet posted its strongest July since 1978 as sales increased 18 percent, led by record truck sales, which were up 35 percent. This was the first time since March 1979 that Chevrolet posted consecutive months with more than 300,000 sales. In the full-size truck segment, Silverado was up 55 percent and Avalanche sales improved 28 percent. Among Chevrolet's newest trucks, Colorado continued its strong sales results, with a 34 percent increase, and Equinox had its best-ever sales with nearly twice the number of deliveries achieved last year. Aveo sales were up 57 percent.

GMC sales set a new July record, up 33 percent compared to record sales last year. GMC has strong sales across its portfolio, with gains by Sierra (up 64 percent), Canyon (up 68 percent), Yukon (up 28 percent) and Envoy (up 7 percent).

Pontiac deliveries in July were up 9 percent, led by solid sales of the G6 and Vibe. Vibe set an all-time sales record, with deliveries up 36 percent.

Buick also posted strong sales in July, up 20 percent. LaCrosse sales were 79 percent higher than year-ago combined Century and Regal deliveries. LaCrosse has set month-over-month sales increases for seven of eight months since its launch.

The all-new HUMMER H3 continued its strong start with 4,664 sales in July, a 21 percent increase over June sales. This is noteworthy given that the H3 was not included in the GM Employee Discount for Everyone program. HUMMER easily surpassed its best-ever July sales with 7,476 deliveries, a 210 percent improvement compared to last year. H2 deliveries were 16 percent higher than year-ago levels.

Saturn had its best July since 2003, with sales improving 11 percent. Vue set a new July sales record with deliveries up 39.5 percent.

Saab had record July sales, with deliveries improving 94 percent and falling less than 200 units short of its best-ever sales results. 9-3 deliveries improved 54 percent, and 9-2X achieved its second-best sales month. Production of the 9-7X continues to ramp-up with 685 deliveries recorded in July.

GM also announced the continuation of its GM Employee Discount for Everyone program. The program will run through September 6, 2005. It includes all available 2005 Buick, Cadillac, Chevrolet, HUMMER and Pontiac-GMC cars and light-duty trucks except for Chevrolet Corvette, HUMMER H1 and Pontiac GTO.

"GM's Employee Discount program will continue as a 2005 model clearance program," LaNeve said. "It is simply the most consistent transition to our Total Value Promise and is consistent with our desire to offer simple and compelling prices for all our products. The fact that our Employee Discount program was so widely copied by our competition, and even by other industries, is testimony to its effectiveness."

Certified Used Vehicles

July sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Used Cars from Saturn and Saab Certified Pre-Owned Vehicles, established a new monthly sales record for the certified category with sales of 50,366 units, up 8 percent from last July. This marks the first time any manufacturer has surpassed 50,000 certified used sales in a month. Total year-to-date certified GM sales are 309,719 units, up 1 percent from the same period last year.

Leading the way was GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, which set a new monthly sales record for a certified brand in July with sales of 42,905 units, up 20 percent from the previous month and up more than 10 percent from July 2004. Year-to-date sales for GM Certified Used Vehicles are 262,635 units, up nearly 3 percent.

Cadillac Certified Pre-Owned Vehicles posted sales of 3,583 units, up 6 percent. Cadillac Certified year-to-date sales are up 14 percent over the same period in 2004. Used Cars from Saturn sold 3,065 units, down 13 percent. Saab Certified Pre-Owned Vehicles sold 813 units, down 2 percent.

"July was a record month for GM certified sales," LaNeve said. "Not only did GM Certified Used Vehicles set a new monthly sales record for a certified brand, but it was a record month for combined GM certified brands with 50,366 sales. This marks the first time any manufacturer has topped the 50,000-unit mark in certified used sales for a month."

GM North America Reports July Production Results; 2005 Third-Quarter Production Forecast Remains Unchanged

GM North America in July produced 198,000 vehicles (76,000 cars and 122,000 trucks), compared to 247,500 vehicles (91,000 cars and 156,500 trucks) produced in July 2004.

Production totals include joint venture production of 12,000 vehicles in July 2005 and 14,000 vehicles in July 2004.

Also, the region's 2005 third-quarter production forecast remains unchanged at
1.1 million vehicles (405,000 cars and 695,000 trucks). In the third quarter of 2004, the region produced 1.209 million vehicles (463,000 cars and 746,000 trucks).

GM also announced revised 2005 third-quarter production forecasts for its international regions:

GM Europe - The region's revised 2005 third-quarter production forecast is 412,000 vehicles, up 5,000 units from last month's guidance. In the third quarter of 2004, GM Europe built 411,000 vehicles.

GM Asia Pacific - GM Asia Pacific's revised 2005 third-quarter production estimate is 430,000 vehicles, down 2,000 units from last month's guidance. In the third quarter of 2004, GM Asia Pacific built 314,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised 2005 third-quarter production estimate is 207,000 vehicles, up 3,000 units from last month's guidance. In the third quarter of 2004, the region built 185,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader since 1931. Founded in 1908, GM today employs about 321,000 people around the world. It has manufacturing operations in 32 countries and its vehicles are sold in 200 countries. In 2004, GM sold nearly 9 million cars and trucks globally, up 4 percent and the second-highest total in the company's history. GM's global headquarters are at the GM Renaissance Center in Detroit. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  July                    January - July
-------------------------------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   27         2005      2004    per S/D     2005       2004    %Chg
-------------------------------------------------------------------------------
Vehicle Total          530,027   459,263   19.8   2,882,397   2,754,884   4.6
-------------------------------------------------------------------------------
Car Total              169,372   180,809   -2.7   1,088,483   1,126,347  -3.4
-------------------------------------------------------------------------------
Truck Total            360,655   278,454   34.5   1,793,914   1,628,537  10.2
-------------------------------------------------------------------------------
Light Truck Total      354,846   274,154   34.4   1,756,356   1,600,542   9.7
-------------------------------------------------------------------------------
Light Vehicle Total    524,218   454,963   19.7   2,844,839   2,726,889   4.3
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  Market Division
   Vehicle Total                                      Calendar Year-to-Date
                                  June                    January - June
-------------------------------------------------------------------------------
                                          % Chg
                        2005      2004    per S/D    2005      2004      %Chg
-------------------------------------------------------------------------------
Buick                   37,618    32,454   20.4     186,472     194,910  -4.3
Cadillac                25,431    23,920   10.4     147,031     129,912  13.2
Chevrolet              306,160   269,240   18.1   1,714,493   1,581,519   8.4
GMC                     78,717    61,269   33.4     387,019     344,391  12.4
HUMMER                   7,476     2,505  209.9      24,844      15,332  62.0
Oldsmobile                 109     1,388  -91.8       1,541      25,155 -93.9
Other - Isuzu            1,035     1,548  -30.6       8,449       8,367   1.0
Pontiac                 42,541    40,608    8.8     256,186     296,244 -13.5
Saab                     6,469     3,458   94.3      27,437      22,888  19.9
Saturn                  24,471    22,873   11.1     128,925     136,166  -5.3
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    156,173   172,125   -5.8   1,012,527   1,073,291  -5.7
-------------------------------------------------------------------------------
Light Truck            354,846   274,154   34.4   1,756,356   1,600,542   9.7
-------------------------------------------------------------------------------

Twenty-Six selling days for the July period this year and twenty- seven for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                    July 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                    July                January - July
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    26       27
-------------------------------------------------------------------------------
Century                    530     6,748  -91.8       5,909      47,488 -87.6
LaCrosse                13,327         0  ***.*      58,441           0 ***.*
LeSabre                 12,678    14,447   -8.9      59,039      71,942 -17.9
Park Avenue                112     1,549  -92.5       2,028      12,139 -83.3
Regal                       31       966  -96.7         539      11,208 -95.2
      Buick Total       26,678    23,710   16.8     125,956     142,777 -11.8
-------------------------------------------------------------------------------
CTS                      6,338     5,264   25.0      39,446      34,497  14.3
DeVille                  4,775     8,689  -42.9      34,986      38,760  -9.7
Eldorado                     0         0  ***.*           0           7 ***.*
Seville                      4       320  -98.7         129       2,569 -95.0
STS                      4,041         0  ***.*      21,518           0 ***.*
XLR                        328       249   36.8       2,695       2,159  24.8
     Cadillac Total     15,486    14,522   10.7      98,774      77,992  26.6
-------------------------------------------------------------------------------
Aveo                     6,550     4,329   57.1      41,795      25,584  63.4
Camaro                       0         0  ***.*           0         127 ***.*
Cavalier                   455    19,952  -97.6      17,792     123,870 -85.6
Classic                      6     6,896  ***.*      42,356      62,083 -31.8
Cobalt                  27,484         0  ***.*     130,465           0 ***.*
Corvette                 1,872     3,492  -44.3      18,506      21,880 -15.4
Impala                  17,259    23,976  -25.2     141,019     163,436 -13.7
Malibu                  14,671    23,979  -36.5     115,534      90,133  28.2
Monte Carlo              2,547     5,662  -53.3      20,889      32,436 -35.6
Prizm                        0         0  ***.*           0           5 ***.*
SSR                        790       572   43.4       5,784       6,014  -3.8
    Chevrolet Total     71,634    88,858  -16.3     534,140     525,568   1.6
-------------------------------------------------------------------------------
Alero                       85       694  -87.3       1,131      18,082 -93.7
Aurora                       0        15  ***.*          18         179 -89.9
Intrigue                     0         0  ***.*           0          55 ***.*
    Oldsmobile Total        85       709  -87.6       1,149      18,316 -93.7
-------------------------------------------------------------------------------
Bonneville                 960     3,106  -67.9       8,192      18,753 -56.3
Firebird                     0         0  ***.*           0         109 ***.*
G6                      10,091         0  ***.*      63,532           0 ***.*
Grand Am                   552    10,004  -94.3      30,352      93,939 -67.7
Grand Prix              15,770    10,923   49.9      64,274      81,813 -21.4
GTO                        865       897    0.1       7,772       4,584  69.5
Sunfire                  1,714     3,777  -52.9      21,312      22,260  -4.3
Vibe                     8,924     6,818   35.9      42,244      38,307  10.3
     Pontiac Total      38,876    35,525   13.6     237,678     259,765  -8.5
-------------------------------------------------------------------------------
9-2X                     1,272       135  878.5       5,497         184 ***.*
9-3                      3,522     2,370   54.3      16,895      17,156  -1.5
9-5                        990       953    7.9       3,997       5,548 -28.0
       Saab Total        5,784     3,458   73.7      26,389      22,888  15.3
-------------------------------------------------------------------------------
ION                     10,585    12,333  -10.9      59,505      64,011  -7.0
Saturn L Series            244     1,694  -85.0       4,892      15,030 -67.5
Saturn S Series              0         0  ***.*           0           0 ***.*
      Saturn Total      10,829    14,027  -19.8      64,397      79,041 -18.5
-------------------------------------------------------------------------------
        GM Total       169,372   180,809   -2.7   1,088,483   1,126,347  -3.4
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     156,173   172,125   -5.8   1,012,527   1,073,291  -5.7
-------------------------------------------------------------------------------
GM Import               13,199     8,684   57.8      75,956      53,056  43.2
-------------------------------------------------------------------------------
        GM Total       169,372   180,809   -2.7   1,088,483   1,126,347  -3.4
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                    July 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                    July                January - July
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    26       27
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             26,678    23,710   16.8     125,956     142,777 -11.8
Cadillac Total          15,486    14,522   10.7      98,774      77,992  26.6
Chevrolet Total         65,084    84,529  -20.0     492,345     499,984  -1.5
Oldsmobile Total            85       709  -87.6       1,149      18,316 -93.7
Pontiac Total           38,011    34,628   14.0     229,906     255,181  -9.9
Saturn Total            10,829    14,027  -19.8      64,397      79,041 -18.5
     GM North America
       Total*          156,173   172,125   -5.8   1,012,527   1,073,291  -5.7
===============================================================================
Chevrolet Total          6,550     4,329   57.1      41,795      25,584  63.4
Pontiac Total              865       897    0.1       7,772       4,584  69.5
Saab Total               5,784     3,458   73.7      26,389      22,888  15.3
     GM Import Total    13,199     8,684   57.8      75,956      53,056  43.2
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             37,618    32,454   20.4     186,472     194,910  -4.3
Cadillac Total          25,431    23,920   10.4     147,031     129,912  13.2
Chevrolet Total        306,160   269,240   18.1   1,714,493   1,581,519   8.4
GMC Total               78,717    61,269   33.4     387,019     344,391  12.4
HUMMER Total             7,476     2,505  209.9      24,844      15,332  62.0
Oldsmobile Total           109     1,388  -91.8       1,541      25,155 -93.9
Other-Isuzu Total        1,035     1,548  -30.6       8,449       8,367   1.0
Pontiac Total           42,541    40,608    8.8     256,186     296,244 -13.5
Saab Total               6,469     3,458   94.3      27,437      22,888  19.9
Saturn Total            24,471    22,873   11.1     128,925     136,166  -5.3
     GM Total          530,027   459,263   19.8   2,882,397   2,754,884   4.6
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    July 2005
-------------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                                    July               January - July
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    26       27
-------------------------------------------------------------------------------
Rainier                  2,161     2,424   -7.4       9,711      12,428 -21.9
Rendezvous               5,794     6,320   -4.8      39,211      39,705  -1.2
Terraza                  2,985         0  ***.*      11,594           0 ***.*
    Total Buick         10,940     8,744   29.9      60,516      52,133  16.1
-------------------------------------------------------------------------------
Escalade                 4,023     4,372   -4.4      19,087      20,932  -8.8
Escalade ESV             1,905     1,464   35.1       9,090       8,324   9.2
Escalade EXT             1,024       918   15.8       5,440       5,828  -6.7
SRX                      2,993     2,644   17.6      14,640      16,836 -13.0
  Total Cadillac         9,945     9,398    9.9      48,257      51,920  -7.1
-------------------------------------------------------------------------------
Astro                    1,579     2,807  -41.6      16,130      22,302 -27.7
C/K Suburban(Chevy)     12,786    12,016   10.5      57,567      67,552 -14.8
Chevy C/T Series            31        21   53.3         157         241 -34.9
Chevy W Series             178       235  -21.3       1,604       1,391  15.3
Colorado                16,113    12,482   34.1      91,500      62,733  45.9
Equinox                 17,571     6,831  167.1      88,556      30,291 192.4
Express Cutaway/G Cut    1,563     1,993  -18.6      10,910      11,009  -0.9
Express Panel/G Van      9,842     6,588   55.1      54,058      43,567  24.1
Express/G Sportvan       1,471     1,446    5.6      14,273      11,118  28.4
HHR                      4,414         0  ***.*       4,414           0 ***.*
Kodiak 4/5 Series          989       635   61.7       6,339       4,612  37.4
Kodiak 6/7/8 Series        328       186   83.1       2,482       2,194  13.1
S/T Blazer                 366     1,950  -80.5       4,398      27,105 -83.8
S/T Pickup                   2       664  -99.7         142       8,764 -98.4
Tahoe                   22,635    21,509    9.3     104,107     110,598  -5.9
Tracker                     14     1,454  -99.0         457      11,763 -96.1
TrailBlazer             28,922    30,916   -2.9     147,301     153,748  -4.2
Uplander                 9,278         0  ***.*      45,474           0 ***.*
Venture                    726     6,374  -88.2       6,255      49,672 -87.4
................................................................................
    Avalanche            9,812     7,933   28.4      44,095      50,042 -11.9
    Silverado-C/K
      Pickup            95,906    64,342   54.8     480,134     387,249  24.0
Chevrolet Fullsize
  Pickups              105,718    72,275   51.9     524,229     437,291  19.9
................................................................................
  Chevrolet Total   234,526 180,382   35.0 1,180,31,055,951 11.8
-------------------------------------------------------------------------------
Canyon                   4,555     2,820   67.7      24,801      13,675  81.4
Envoy                   15,168    14,731    6.9      72,414      76,691  -5.6
GMC C/T Series              18        21  -11.0         130         320 -59.4
GMC W Series               837       447   94.5       3,706       3,032  22.2
Safari (GMC)               276       687  -58.3       2,911       5,467 -46.8
Savana Panel/G Classic   2,176     1,706   32.5      13,659      11,962  14.2
Savana Special/G Cut       907     2,603  -63.8       9,645      14,932 -35.4
Savana/Rally               125       243  -46.6       1,402       1,508  -7.0
Sierra                  31,896    20,234   63.7     158,077     118,604  33.3
Sonoma                       0       204  ***.*          63       2,835 -97.8
Topkick 4/5 Series       1,966       479  326.2       9,680       3,677 163.3
Topkick 6/7/8 Series       427       728  -39.1       5,011       4,161  20.4
Yukon                   11,977     9,728   27.9      50,392      51,835  -2.8
Yukon XL                 8,389     6,638   31.2      35,128      35,692  -1.6
     GMC Total          78,717    61,269   33.4     387,019     344,391  12.4
-------------------------------------------------------------------------------
HUMMER H1                   29        21   43.4         228         300 -24.0
HUMMER H2                2,783     2,484   16.3      15,152      15,032   0.8
HUMMER H3                4,664         0  ***.*       9,464           0 ***.*
   HUMMER Total          7,476     2,505  209.9      24,844      15,332  62.0
-------------------------------------------------------------------------------
Bravada                     20       166  -87.5         267       1,503 -82.2
Silhouette                   4       513  -99.2         125       5,336 -97.7
 Oldsmobile Total           24       679  -96.3         392       6,839 -94.3
-------------------------------------------------------------------------------
Other-Isuzu F Series       108       110    2.0         686         717  -4.3
Other-Isuzu H Series         9         0  ***.*          31           0 ***.*
Other-Isuzu N Series       918     1,438  -33.7       7,732       7,650   1.1
 Other-Isuzu Total       1,035     1,548  -30.6       8,449       8,367   1.0
-------------------------------------------------------------------------------
Aztek                      476     1,749  -71.7       4,003      14,053 -71.5
Montana                    410     3,334  -87.2       2,944      22,426 -86.9
Montana SV6              2,779         0  ***.*      11,561           0 ***.*
   Pontiac Total         3,665     5,083  -25.1      18,508      36,479 -49.3
-------------------------------------------------------------------------------
9-7X                       685         0  ***.*       1,048           0 ***.*
    Saab Total             685         0  ***.*       1,048           0 ***.*
-------------------------------------------------------------------------------
Relay                    1,755         0  ***.*      10,322           0 ***.*
VUE                     11,887     8,846   39.5      54,206      57,125  -5.1
   Saturn Total         13,642     8,846   60.1      64,528      57,125  13.0
-------------------------------------------------------------------------------
     GM Total          360,655   278,454   34.5   1,793,914   1,628,537  10.2
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     358,949   276,595   34.8   1,782,742   1,618,190  10.2
-------------------------------------------------------------------------------
GM Import                1,706     1,859   -4.7      11,172      10,347   8.0
-------------------------------------------------------------------------------
     GM Total          360,655   278,454   34.5   1,793,914   1,628,537  10.2
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     354,846   274,154   34.4   1,756,356   1,600,542   9.7
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0           0 ***.*
-------------------------------------------------------------------------------
     GM Total          354,846   274,154   34.4   1,756,356   1,600,542   9.7
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    July 2005
-------------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                                    July               January - July
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    26       27
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             10,940     8,744   29.9      60,516      52,133  16.1
Cadillac Total           9,945     9,398    9.9      48,257      51,920  -7.1
Chevrolet Total        234,401   180,231   35.1   1,179,200   1,055,080  11.8
GMC Total               77,946    60,885   32.9     383,853     341,880  12.3
HUMMER Total             7,476     2,505  209.9      24,844      15,332  62.0
Oldsmobile Total            24       679  -96.3         392       6,839 -94.3
Other-Isuzu Total          225       224    4.3       1,596       1,402  13.8
Pontiac Total            3,665     5,083  -25.1      18,508      36,479 -49.3
Saab Total                 685         0  ***.*       1,048           0 ***.*
Saturn Total            13,642     8,846   60.1      64,528      57,125  13.0
    GM North America
      Total*           358,949   276,595   34.8   1,782,742   1,618,190 10.2
-------------------------------------------------------------------------------
Chevrolet Total            125       151  -14.0       1,153         871  32.4
GMC Total                  771       384  108.5       3,166       2,511  26.1
Other-Isuzu Total          810     1,324  -36.5       6,853       6,965  -1.6
    GM Import Total      1,706     1,859   -4.7      11,172      10,347   8.0
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             10,940     8,744   29.9      60,516      52,133  16.1
Cadillac Total           9,945     9,398    9.9      48,257      51,920  -7.1
Chevrolet Total        233,000   179,305   34.9   1,169,771   1,047,513  11.7
GMC Total               75,469    59,594   31.5     368,492     333,201  10.6
HUMMER Total             7,476     2,505  209.9      24,844      15,332  62.0
Oldsmobile Total            24       679  -96.3         392       6,839 -94.3
Pontiac Total            3,665     5,083  -25.1      18,508      36,479 -49.3
Saab Total                 685         0  ***.*       1,048           0 ***.*
Saturn Total            13,642     8,846   60.1      64,528      57,125  13.0
    GM North America
      Total*           354,846   274,154   34.4   1,756,356   1,600,542   9.7
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             10,940     8,744   29.9      60,516      52,133  16.1
Cadillac Total           9,945     9,398    9.9      48,257      51,920  -7.1
Chevrolet Total        233,000   179,305   34.9   1,169,771   1,047,513  11.7
GMC Total               75,469    59,594   31.5     368,492     333,201  10.6
HUMMER Total             7,476     2,505  209.9      24,844      15,332  62.0
Oldsmobile Total            24       679  -96.3         392       6,839 -94.3
Pontiac Total            3,665     5,083  -25.1      18,508      36,479 -49.3
Saab Total                 685         0  ***.*       1,048           0 ***.*
Saturn Total            13,642     8,846   60.1      64,528      57,125  13.0
    GM Total           354,846   274,154   34.4   1,756,356   1,600,542   9.7
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 08/02/05



                        GMNA                                            Memo: Joint  Ventures
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------    ----  ---------   ---- -----
-------------  ------------------- ------   -------   -----     ------
2005 Q3 #       405   695   1,100     412       207     430      2,149    15    48     356
O/(U) prior
forecast:@        0     0       0       5         3      (2)         6     0     0      (1)
-------------  ------------------- ------   -------   -----     ------

===================================================================================================

                        GMNA                                            Memo: Joint  Ventures
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
    2001
1st Qtr.        580   634   1,214     538       138      51      1,941    18     9      NA
2nd Qtr.        638   726   1,364     491       165      64      2,084    13    16      NA
3rd Qtr.        574   664   1,238     373       146      74      1,832    11    15      NA
4th Qtr.        573   721   1,294     441       127      67      1,929     9    16      NA
              ----- -----   -----   -----       ---     ---      -----    --    --
     CY       2,365 2,745   5,110   1,842       575     256      7,786    51    56      NA

    2002
1st Qtr.        600   753   1,353     456       131      65      2,005    11    11      NA
2nd Qtr.        688   865   1,553     453       141      74      2,221    15    17      NA
3rd Qtr.        568   740   1,308     408       132      87      1,935    19    20      NA
4th Qtr.        602   824   1,426     453       157      81      2,117    14    25      NA
              ----- -----   -----   -----       ---     ---      -----    --    --
     CY       2,458 3,182   5,640   1,770       561     307      8,278    59    73      NA

    2003
1st Qtr.        591   860   1,451     491       127      77      2,146    19    24      NA
2nd Qtr.        543   837   1,380     488       128      90      2,086    19    24      NA
3rd Qtr.        492   753   1,245     393       135     120      1,893    20    17      NA
4th Qtr.        558   827   1,385     446       157     133      2,121    16    20      NA
              ----- -----   -----   -----       ---     ---      -----    --    --
     CY       2,184 3,277   5,461   1,818       547     420      8,246    74    85      NA

    2004
1st Qtr.        525   820   1,345     473       159     296      2,273    19    19     247
2nd Qtr.        543   846   1,389     503       172     337      2,401    18    48     284
3rd Qtr.        463   746   1,209     411       185     314      2,119    16    43     261
4th Qtr.        466   811   1,277     442       200     386      2,305    17    47     324
              ----- -----   -----   -----      ----   -----      -----    --   ---   -----
     CY       1,997 3,223   5,220   1,829       716   1,333      9,098    70   158   1,116

    2005
1st Qtr.         470  713   1,183     502       185     335      2,205    16    51     287
2nd Qtr. #       458  787   1,247     501       195     398      2,341    17    49     337
3rd Qtr. #       405  695   1,100     412       207     430      2,149    15    48     356
-------------  ------------------- ------   -------   -----     ------


@  Numbers may vary due to rounding
#  Denotes estimate

1 GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
2  GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3 GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004
5 International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  August 2, 2005                By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)